Investor Presentation July 2018

Disclaimer/Non-GAAP Information IMPORTANT NOTICE The following slides are part of a presentation by Darden Restaurants, Inc. (the "Company") and are intended to be viewed as part of that presentation (the "Presentation"). No representation is made that the Presentation is complete. Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance and expenses, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include technology failures including failure to maintain a secure cyber network, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business, long-term and non-cancelable property leases, labor and insurance costs, failure to execute a business continuity plan following a disaster, health concerns including food-related pandemics or virus outbreaks, intense competition, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, an inability or failure to manage the accelerated impact of social media, a failure to execute innovative marketing tactics, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products and services, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including interest rates, disruptions in the financial markets, risks of doing business with franchisees, licensees and vendors in foreign markets, failure to protect our intellectual property, impairment in the carrying value of our goodwill or other intangible assets, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission. The information in this communication includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as adjusted diluted net earnings per share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are include under “Additional Information” in this presentation. 2

Darden Restaurants: An Attractive Investment • Premier full-service restaurant company with unifying mission and compelling strategy for generating attractive shareholder returns • Darden’s competitive advantages drive sales and expand margins • Differentiated and iconic brands positioned to increase market share • Value-creating business model that generates significant and durable cash flow to fund growth and return of capital to shareholders 3

A FULL-SERVICE RESTAURANT COMPANY WITH … 1 Be financially successful through great people consistently delivering outstanding MISSION food, drinks and service in an inviting atmosphere making every guest loyal. Significant Extensive Rigorous Results-    4 Scale Data & Insights Strategic Planning Oriented Culture COMPETITIVE ADVANTAGES BACK-TO-BASICS Culinary 1 Attentive Engaging Integrated Innovation    DRIVING Service Atmosphere Marketing PHILOSOPHY & Execution 8 ICONIC BRANDS 4

Darden’s Competitive Advantages • Support best-in-class restaurant brands by helping them reach their full potential:  Significant Scale  Extensive Data & Insights  Rigorous Strategic Planning  Results-Oriented Culture 5

Scale: Enables Supply Chain, G&A and People Advantages Scale enables deep relationships with vendor partners . Supply Use supplier negotiation expertise and leverage . Chain Consolidate vendors to achieve meaningful supplier relationships . Extend favorable Darden product pricing across all brands . Optimize logistics network Scale creates a G&A benefit as a multi-brand company G&A . Centralized shared costs (IT, Development, Supply Chain, Accounting) . Centralized compliance (Legal, Tax, Treasury, SEC Reporting) Scale amplifies our ‘people’ advantage . Attract and retain the best talent People . Enable robust, efficient training . Assign leaders based on business need 6

Extensive Data and Insights: Enhance Value Validated, insight-driven decisions Breadth and depth of data leads to richer Insight Example insights Build guest relationships Deep industry and consumer Develop relevant, Action understanding enables turning insights into targeted content actions Tailor message to anticipate guest need Multi-brand portfolio enables effective Sharing knowledge sharing and synergies Communicate across multiple touchpoints Smarter, faster and more impactful Decision decision making Drive in-restaurant behavior and experience Enhanced guest experience and Results Recognize and reward improved financial returns 7

Rigorous Strategic Planning: Maximize Value Elevate enterprise value through Corporate Strategy  Ensure we have the right portfolio of brands with a compelling logical fit  Align strategies and coordinate operations to maximize the portfolio value  Capture the available synergies across the businesses Utilize strategic framework to enhance brand value  Determine the distinct advantages of each brand and strategic role in the portfolio  Develop deep understanding of the changes in competitive landscape  Identify and cultivate a clear distinctive positioning for each brand  Hold each brand accountable for delivering on its commitment 8

Results-Oriented Culture: Grow our Business and our People Focused talent and development strategy Performance Accountability Transparency Set challenging goals Coach employees and Let every employee know 1 provide feedback where they stand Superior Behavior Differentiation Employment Uphold value and reward Recognize the best Proposition results performance in unique ways Preserve unique operating cultures 8 Unique Cultures 9

Portfolio of Differentiated and Iconic Brands Total Average Annual Annual Same- Restaurants Sales Restaurant Sales Restaurant Sales $4.1 B $4.8 M 856 2.4% $1.7 B $3.4 M 504 2.7% $653 M $4.3 M 156 (2.0%) $572 M $8.3 M 72 1.1% $441 M $7.7 M 58 2.8% $250 M $6.1 M 42 (0.6%) $237 M $6.2 M 39 1.1% $134 M $7.1 M 19 4.1% Company owned/operated restaurants as of May 27, 2018 10

VISION: TO BE THE CHOICE FOR CASUAL DINING; FAMOUS FOR SERVING UP ITALIAN GENEROSITY AND WELCOMING EVERYONE LIKE FAMILY! COMPETITIVE ADVANTAGES STRONG ABUNDANT, CRAVEABLE TRUSTED, VALUE ITALIAN FOOD ICONIC BRAND THE NUMBERS 856 RESTAURANTS $4.1B ANNUAL SALES $4.8M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 11

VISION: TO BECOME AMERICA’S FAVORITE STEAKHOUSE … ONE GUEST, ONE COMMUNITY AT A TIME COMPETITIVE ADVANTAGES FRESH INGREDIENTS, ENGAGED SIMPLE BOLDLY SEASONED CULTURE OPERATING MODEL THE NUMBERS 504 RESTAURANTS $1.7B ANNUAL SALES $3.4M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 12

VISION: TO BE AMERICA’S EVERYDAY KITCHEN COMPETITIVE ADVANTAGES WOW! SPEED OF VALUE EXPERIENCE THE NUMBERS 156 RESTAURANTS $653M ANNUAL SALES $4.3M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 13

VISION: TO BE THE MODERN AMERICAN GATHERING PLACE REVERED FOR ITS DRAFT BEER AND CULINARY OFFERINGS COMPETITIVE ADVANTAGES BROAD DISTINCTIVE SUPERIOR APPEAL OFFERING ECONOMICS THE NUMBERS 72 RESTAURANTS $572M ANNUAL SALES $8.3M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 14

VISION: TO BE THE ULTIMATE RELATIONSHIP BRAND IN LUXURY HOSPITALITY BY SERVING AS A PRIVATE CLUB OPEN TO THE PUBLIC COMPETITIVE ADVANTAGES EXCEPTIONALLY, PROPRIETARY BEST-IN-CLASS DISTINCTIVE BEEF PLATFORM PEOPLE CULTURE GUEST EXPERIENCES THE NUMBERS 58 RESTAURANTS $441M ANNUAL SALES $7.7M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 15

VISION: TO BE A FAVORITE RESTAURANT THAT INSPIRES PEOPLE TO DISCOVER A BETTER WAY TO EAT COMPETITIVE ADVANTAGES A BETTER SHARING FRESHNESS WAY TO EAT CULTURE THE NUMBERS 42 RESTAURANTS $250M ANNUAL SALES $6.1M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 16

VISION: TO BE THE CHOICE FOR EXPERIENTIAL DRINKING AND DINING, DELIVERING CARIBBEAN FLAVORS, ISLAND VIBES AND GOOD TIMES COMPETITIVE ADVANTAGES UNIQUE, CARIBBEAN FUN, ISLAND EXPERIENCE FOOD & BEVERAGE AMPLIFIED BY HAPPY HOUR & EVENTS THE NUMBERS 39 RESTAURANTS $237M ANNUAL SALES $6.2M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 17

VISION: TO BE THE ULTIMATE RELATIONSHIP BRAND IN LUXURY HOSPITALITY BY SERVING AS A PRIVATE CLUB OPEN TO THE PUBLIC COMPETITIVE ADVANTAGES V-LOUNGE PRIME SEAFOOD INDULGENCE PLATFORM CULTURE THE NUMBERS 19 RESTAURANTS $134M ANNUAL SALES $7.1M AVERAGE ANNUAL RESTAURANT SALES As of May 27, 2018 18

Franchise Operations The Brands Olive Garden  LongHorn  The Capital Grille Cheddar’s Scratch Kitchen  Bahama Breeze Olive Garden, Puerto Rico The Purpose Leverage Darden’s iconic brands with select world class partners The Advantage  Vibrant brand portfolio with global appeal The Capital Grille, Mexico  Global supply chain economies  Strategic partnerships with few world class partners Franchised The Numbers Restaurants LongHorn, Qatar United States (incl. Puerto Rico) 36 Middle East 6 Latin America 28 Malaysia 1 Total 71 Olive Garden, Brazil As of May 27, 2018 19

Value Creating Business Model • History of Stable and Growing Cash Flows • Strong Balance Sheet with Investment Grade Profile • Significant Return of Capital • Commitment to Superior Long-Term Total Shareholder Return • Fiscal 2019 Annual Outlook 20

History of Stable and Growing Cash Flows Adjusted EBITDA1 from Continuing Operations ($M) $1,083 $918 $942 $749 $698 $679 $655 $630 Fiscal 2011 Fiscal 2012 Fiscal 2013 Fiscal 2014 Fiscal 2015 Fiscal 2016 Fiscal 2017 Fiscal 2018 CapEx $398 $458 $510 $415 $297 $228 $293 $396 Adjusted EBITDA / 1.6x 1.5x 1.3x 1.5x 2.5x 4.0x 3.2x 2.7x CapEx 1 Excludes impairments and disposal of assets. A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation. 21

Strong Balance Sheet – Investment Grade Profile Total Debt to Adjusted EBITDA  Adjusted Debt to Adjusted EBITDAR1 Investment grade credit profile provides meaningful competitive advantages . Flexible access to cost-effective debt financing 3.6x . Better pricing on leases supporting efficient new restaurant growth 2.8x . Access to best sites in premium locations . 2.4x Value creation potential for future real estate 2.3x transactions 1.8x 3.1x Debt Ratings 2.0x Standard & Poor’s BBB 1.1x 1.0x Fitch Ratings BBB 0.5x Moody’s Investors Services Baa2 Fiscal 2014 Fiscal 2015 Fiscal 2016 Fiscal 2017 Fiscal 2018 1 EBITDAR excludes non-cash impairments and gain on the sale of Red Lobster; operating leases capitalized at 6.25x cash minimum rents. A reconciliation of GAAP to non-GAAP numbers can be found in the additional information section of this presentation. 22

History of Returning Significant Capital Fiscal 2008-2018 Cumulative Capital Returns Red Lobster Sale Cumulative Share Repurchase $ 2.4 B 49% $781 Cumulative Dividends Paid $ 2.4 B 51% Cheddar’s $599 Acquisition FCPT $560 $549 Spin-Off $509 $502 $453 Yard House RARE Acquisition 2007 $235 $375 Acquisition $230 $385 $185 $311 $289 $260 $255 $52 $225 $1 $159 $145 $85 $314 $259 $288 $279 $268 $279 $224 $175 $140 $101 $110 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 DPS $0.72 $0.80 $1.00 $1.28 $1.72 $2.00 $2.20 $2.20 $2.10 $2.24 $2.52 Dividends Share Repurchase Note: Fiscal year ends in May. $ in millions, except for dividend per share (DPS) data or unless otherwise noted. 23

Long-Term Value Creation Framework Annual Target, Over Time Same-Restaurant Sales 1% - 3% Business Performance New Restaurant Sales Growth 2% - 3% 7% - 10% (EAT Growth) EBIT Margin Expansion 10 - 30bps Return of Dividend Payout Ratio 50% - 60% 3% - 5% Cash Share Repurchase ($millions) $150 - $250 Total Shareholder Return (EPS Growth + Dividend Yield) 10% - 15% 24

Darden Ten-Year Annualized Total Shareholder Return 24% 17% 17% 16% 14% 13% 14% 12% 11% 11% 11% 12% 10% 10% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Ten Fiscal Years Ended May Note: Rounded to the nearest percentage point 25

Fiscal 2019 Annual Outlook SALES MARGIN Total Sales Growth Total Inflation: ~2% 4% to 5% Commodities: 0% to 1% Labor: 3.5% to 4.5% Same-Restaurant Sales Growth Run Rate Investments 1% to 2% ~$35 million Restaurant Openings Incremental Synergies 45 to 50 ~$13 million Capital Spending Effective Tax Rate $425 to $475 million 11% to 12% Earnings per Diluted Share $5.40 to $5.56 (~125 million Weighted Average Diluted Shares Outstanding) 26

Value Creating Business Model • History of stable and growing cash flows  Significant free cash flow after healthy investment in underlying business • Strong balance sheet with investment grade profile  Flexible access to cost-effective debt financing  Opportunities to add more leverage as needed within investment grade profile • Positive outlook for ongoing earnings growth  Sensible restaurant expansion coupled with margin expansion over time  Investing in initiatives that enhance guest experiences  Disciplined cost management • Commitment to superior long-term total shareholder return  Dividend payout ratio of 50% - 60%  Consistent share repurchase with remaining free cash flow  Ten year total shareholder return near top quartile performance 27

Additional Information

Large and Stable $86B Casual Dining Industry - 19% of the Total Restaurant Industry 2018 Quick Service 2018 Full Service % of total 51% 7% 6% 12% 19% 5% $230 $86 $56 $33 $29 $20 Traditional QSR QSR retail Fast casual Midscale Casual dining Fine dining Though casual dining industry growth has …major chains have been grabbing share from slowed in recent years… small chains and independent casual diners Casual Dining Restaurant Dollars Share of Major Casual Dining Chains $88 40% 42% $85 $86 $87 $86 $86 2013 2014 2015 2016 2017 2018 2013 2018 Source: NPD Crest. Years denote twelve months ending May. $ in billions. 29

GAAPNon‐GAAP Reporting to Non - Slide 21-GAAP Reconciliations In addition to U.S. generally accepted accounting principles (GAAP) reporting, Darden has presented certain measures on a non -GAAP basis in the slides for its Investor Presentation dated January 2016, such Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). This non-GAAP information should be viewed in addition to, and not in lieu of, our reported amounts as calculated in accordance with GAAP. Fiscal Year Ended Adjusted EBITDA ($ in Millions) 5/27/2018 5/28/2017 5/29/2016 5/31/2015 5/25/2014 5/23/2013 5/27/2012 5/29/2011 Earnings from continuing operations $ 603.8 $ 482.5 $ 359.7 $ 196.4 $ 183.2 $ 237.3 $ 279.2 $ 269.9 Interest, net 161.1 40.2 172.5 192.3 134.3 126.0 102.1 94.0 Income tax (benefit) expense 1.9 154.8 90.0 (21.1) (8.6) 36.7 75.9 71.2 Depreciation and amortization 313.1 272.9 290.2 319.3 304.4 278.3 241.3 218.6 Impairments and disposal of assets, net 3.4 (8.4) 5.8 62.1 16.4 0.9 (0.2) 0.9 Adjusted EBITDA 1,083.3 942.0 918.2 749.0 629.7 679.2 698.3 654.6 Capital expenditures $ 396.0 $ 293.0 $ 228.3 $ 296.5 $ 414.8 $ 510.1 $ 457.6 $ 397.7 Adjusted EBITDA / CapEx ratio 2.7 3.2 4.0 2.5 1.5 1.3 1.5 1.6 30

GAAP to Non-GAAP Reconciliations

$ in Millions	Fiscal Year Ended 5/27/2018	5/28/2017	5/29/2016	5/31/2015	5/25/2014
Net earnings	$ 596.0	$ 479.1	$ 375.0	$ 709.5	$ 286.2
Interest, net	161.1	40.2	172.5	192.3	134.4
Income taxes [1]	(2.9)	150.6	93.4	323.7	23.7
Depreciation and amortization [1]	313.1	272.9	290.2	319.5	429.0
EBITDA	1,067.3	942.8	931.1	1,545.0	873.3
Impairment and disposal of assets, net [1]	(3.3)	(8.4)	(16.4)	(776.3)	22.2
Adjusted EBITDA	**$ 1,064.0**	**$ 934.4**	**$ 914.7**	**$ 768.7**	**$ 895.5**
Minimum rent	342.7	303.5	248.5	182.1	186.4
Adjusted EBITDA excluding minimum rent (EBITDAR)	**$ 1,406.7**	**$ 1,237.9**	**$ 1,163.2**	**$ 950.8**	**$ 1,081.9**
Short-term debt	$ —	$ —	$ —	$ —	$ 207.6
Current portion of long-term debt	—	—	—	15.0	15.0
Long term-debt, excluding unamortized discount and issuance costs	939.1	950.0	450.0	1,466.6	2,486.6
Capital lease obligation	80.5	58.9	52.0	54.5	54.3
Total Debt	**$ 1,019.6**	**$ 1,008.9**	**$ 502.0**	**$ 1,536.1**	**$ 2,763.5**
Lease-debt equivalent	2,141.9	1,896.9	1,553.1	1,138.1	1,165.0
Guarantees [2]	8.2	10.3	4.1	5.2	3.4
Adjusted Total Debt	**$ 3,169.7**	**$ 2,916.1**	**$ 2,059.2**	**$ 2,679.4**	**$ 3,931.9**
Total Debt to Adjusted EBITDA	**1.0**	**1.1**	**0.5**	**2.0**	**3.1**
Adjusted Total Debt to Adjusted EBITDAR	**2.3**	**2.4**	**1.8**	**2.8**	**3.6**

(1) Amounts inclusive of results of both continuing and discontinued operations.
(2) Excludes contingent liability for assigned leases to Red Lobster.

DARDEN

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